                                                                      EXHIBIT 17

                                POWER OF ATTORNEY

        WHEREAS, the undersigned is a Trustee and/or officer of Select Advisors Trust A ("Trust A"), Select Advisors Trust C ("Trust C") and Select Advisors Variable Insurance Trust ("VI Trust") (collectively, the "Trusts") and Select Advisors Portfolios (the "SA Trust"); and

        WHEREAS, each of Trust A, Trust C and VI Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (collectively, the "Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Touchstone Value Plus Fund of Trust A, the Touchstone Value Plus Fund of Trust C and the Touchstone Value Plus Portfolio of VI Trust; and

        Whereas, the SA Trust proposes to file with the Securities and Exchange Commission, pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (the "SA Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Value Plus Portfolio of the SA Trust;

        NOW THEREFORE, the undersigned hereby constitutes and appoints Edward G. Harness, Jr., Andrew S. Josef, Kevin M. Connerty and Paul J. Jasinski, each of them, individually and with full powers of substitution, as his true and lawful attorney in fact and agents to execute and file, in his name and on his behalf in any and all capacities, the Trust Filings and the SA Trust filings (and the prospectuses and statements of additional information included therein and any supplement to any of the foregoing). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

        The authority hereby granted is limited to the execution and filing of the Trust Filings and the SA Trust Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the Trust Filings and the SA Trust Filings shall have become effective.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 1st day of October, 1997.


                                             /s/ James J. Vance
                                             ------------------
                                             James J. Vance

                                POWER OF ATTORNEY

        WHEREAS, the undersigned is a Trustee and/or officer of Select Advisors Trust A ("Trust A"), Select Advisors Trust C ("Trust C") and Select Advisors Variable Insurance Trust ("VI Trust") (collectively, the "Trusts") and Select Advisors Portfolios (the "SA Trust"); and

        WHEREAS, each of Trust A, Trust C and VI Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (collectively, the "Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Touchstone Value Plus Fund of Trust A, the Touchstone Value Plus Fund of Trust C and the Touchstone Value Plus Portfolio of VI Trust; and

        Whereas, the SA Trust proposes to file with the Securities and Exchange Commission, pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (the "SA Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Value Plus Portfolio of the SA Trust;

        NOW THEREFORE, the undersigned hereby constitutes and appoints Edward G. Harness, Jr., Andrew S. Josef, Kevin M. Connerty and Paul J. Jasinski, each of them, individually and with full powers of substitution, as his true and lawful attorney in fact and agents to execute and file, in his name and on his behalf in any and all capacities, the Trust Filings and the SA Trust filings (and the prospectuses and statements of additional information included therein and any supplement to any of the foregoing). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

        The authority hereby granted is limited to the execution and filing of the Trust Filings and the SA Trust Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the Trust Filings and the SA Trust Filings shall have become effective.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 1997.


                                             /s/ Edward G. Harness, Jr.
                                             --------------------------
                                             Edward G. Harness, Jr.

                                POWER OF ATTORNEY

        WHEREAS, the undersigned is a Trustee and/or officer of Select Advisors Trust A ("Trust A"), Select Advisors Trust C ("Trust C") and Select Advisors Variable Insurance Trust ("VI Trust") (collectively, the "Trusts") and Select Advisors Portfolios (the "SA Trust"); and

        WHEREAS, each of Trust A, Trust C and VI Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (collectively, the "Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Touchstone Value Plus Fund of Trust A, the Touchstone Value Plus Fund of Trust C and the Touchstone Value Plus Portfolio of VI Trust; and

        Whereas, the SA Trust proposes to file with the Securities and Exchange Commission, pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (the "SA Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Value Plus Portfolio of the SA Trust;

        NOW THEREFORE, the undersigned hereby constitutes and appoints Edward G. Harness, Jr., Andrew S. Josef, Kevin M. Connerty and Paul J. Jasinski, each of them, individually and with full powers of substitution, as his true and lawful attorney in fact and agents to execute and file, in his name and on his behalf in any and all capacities, the Trust Filings and the SA Trust filings (and the prospectuses and statements of additional information included therein and any supplement to any of the foregoing). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

        The authority hereby granted is limited to the execution and filing of the Trust Filings and the SA Trust Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the Trust Filings and the SA Trust Filings shall have become effective.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 1997.


                                             /s/ Joseph S. Stern, Jr.
                                             -----------------------------
                                             Joseph S. Stern, Jr., Trustee

                                POWER OF ATTORNEY

        WHEREAS, the undersigned is a Trustee and/or officer of Select Advisors Trust A ("Trust A"), Select Advisors Trust C ("Trust C") and Select Advisors Variable Insurance Trust ("VI Trust") (collectively, the "Trusts") and Select Advisors Portfolios (the "SA Trust"); and

        WHEREAS, each of Trust A, Trust C and VI Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (collectively, the "Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Touchstone Value Plus Fund of Trust A, the Touchstone Value Plus Fund of Trust C and the Touchstone Value Plus Portfolio of VI Trust; and

        Whereas, the SA Trust proposes to file with the Securities and Exchange Commission, pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (the "SA Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Value Plus Portfolio of the SA Trust;

        NOW THEREFORE, the undersigned hereby constitutes and appoints Edward G. Harness, Jr., Andrew S. Josef, Kevin M. Connerty and Paul J. Jasinski, each of them, individually and with full powers of substitution, as his true and lawful attorney in fact and agents to execute and file, in his name and on his behalf in any and all capacities, the Trust Filings and the SA Trust filings (and the prospectuses and statements of additional information included therein and any supplement to any of the foregoing). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

        The authority hereby granted is limited to the execution and filing of the Trust Filings and the SA Trust Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the Trust Filings and the SA Trust Filings shall have become effective.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 1997.


                                             /s/ Philip R. Cox, Trustee
                                             --------------------------
                                             Philip R. Cox, Trustee

                                POWER OF ATTORNEY

        WHEREAS, the undersigned is a Trustee and/or officer of Select Advisors Trust A ("Trust A"), Select Advisors Trust C ("Trust C") and Select Advisors Variable Insurance Trust ("VI Trust") (collectively, the "Trusts") and Select Advisors Portfolios (the "SA Trust"); and

        WHEREAS, each of Trust A, Trust C and VI Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (collectively, the "Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Touchstone Value Plus Fund of Trust A, the Touchstone Value Plus Fund of Trust C and the Touchstone Value Plus Portfolio of VI Trust; and

        Whereas, the SA Trust proposes to file with the Securities and Exchange Commission, pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (the "SA Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Value Plus Portfolio of the SA Trust;

        NOW THEREFORE, the undersigned hereby constitutes and appoints Edward G. Harness, Jr., Andrew S. Josef, Kevin M. Connerty and Paul J. Jasinski, each of them, individually and with full powers of substitution, as his true and lawful attorney in fact and agents to execute and file, in his name and on his behalf in any and all capacities, the Trust Filings and the SA Trust filings (and the prospectuses and statements of additional information included therein and any supplement to any of the foregoing). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

        The authority hereby granted is limited to the execution and filing of the Trust Filings and the SA Trust Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the Trust Filings and the SA Trust Filings shall have become effective.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 1997.


                                             /s/ Robert E. Stautberg
                                             ----------------------------
                                             Robert E. Stautberg, Trustee

                                POWER OF ATTORNEY

        WHEREAS, the undersigned is a Trustee and/or officer of Select Advisors Trust A ("Trust A"), Select Advisors Trust C ("Trust C") and Select Advisors Variable Insurance Trust ("VI Trust") (collectively, the "Trusts") and Select Advisors Portfolios (the "SA Trust"); and

        WHEREAS, each of Trust A, Trust C and VI Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (collectively, the "Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Touchstone Value Plus Fund of Trust A, the Touchstone Value Plus Fund of Trust C and the Touchstone Value Plus Portfolio of VI Trust; and

        Whereas, the SA Trust proposes to file with the Securities and Exchange Commission, pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (the "SA Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Value Plus Portfolio of the SA Trust;

        NOW THEREFORE, the undersigned hereby constitutes and appoints Edward G. Harness, Jr., Andrew S. Josef, Kevin M. Connerty and Paul J. Jasinski, each of them, individually and with full powers of substitution, as his true and lawful attorney in fact and agents to execute and file, in his name and on his behalf in any and all capacities, the Trust Filings and the SA Trust filings (and the prospectuses and statements of additional information included therein and any supplement to any of the foregoing). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

        The authority hereby granted is limited to the execution and filing of the Trust Filings and the SA Trust Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the Trust Filings and the SA Trust Filings shall have become effective.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 1997.


                                             /s/ David Pollak
                                             ---------------------
                                             David Pollak, Trustee

                               POWER OF ATTORNEY


        WHEREAS, the undersigned is a Trustee and/or officer of Select Advisors Trust A ("Trust A"), Select Advisors Trust C ("Trust C") and Select Advisors Variable Insurance Trust ("VI Trust") (collectively, the "Trusts") and Select Advisors Portfolios (the "SA Trust"); and

        WHEREAS, each of Trust A, Trust C and VI Trust proposes to file with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (collectively, the "Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Touchstone Value Plus Fund of Trust A, the Touchstone Value Plus Fund of Trust C and the Touchstone Value Plus Portfolio of VI Trust; and

        Whereas, the SA Trust proposes to file with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, a post-effective amendment or post-effective amendments (the "SA Trust Filings") to its Registration Statement on Form N-1A in connection with the establishment of the Value Plus Portfolio of the SA Trust;

        NOW THEREFORE, the undersigned hereby constitutes and appoints Edward
G. Harness, Jr., Andrew S. Josef, Kevin M. Connerty and Paul J. Jasinski, each of them, individually and with full powers of substitution, as his true and lawful attorney in fact and agents to execute and file, in his name and on his behalf in any and capacities, the Trust Filings and the SA Trust filings (and the prospectuses and statements of additional information included therein and any supplement to any of the foregoing). The undersigned hereby gives and grants to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof. The undersigned hereby ratifies and confirms as his own act and deed all that said attorneys may or shall lawfully do or cause to be done by virtue hereof. Each attorney in fact and agent has, and may exercise, all of the powers conferred hereby.

        The authority hereby granted is limited to the execution and filing of the Trust Filings and the SA Trust Filings and, unless earlier revoked by the undersigned or expressly extended by the undersigned in writing, shall remain in force and effective only until the Trust Filings and the SA Trust Filings shall have become effective.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of September, 1997.



                                        /s/ William J. Williams
                                        ----------------------------
                                        William J. Williams, Trustee